Exhibit 10.11(b)

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 2013 (this "Amendment"), is among SMITHFIELD FOODS, INC., a Virginia corporation (the "Company"), the subsidiary guarantors party hereto, the banks and other lending institutions party hereto, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent").
RECITALS:

The Company, certain of its subsidiaries as guarantors, certain of the banks and other lending institutions party thereto and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of June 9, 2011 (as the same may hereafter be amended or otherwise modified, the "Agreement").
CoBank, ACB signed a Consent Letter dated July 18, 2012 that was executed pursuant to the Agreement on its own behalf but also as assignee of U.S. AgBank, FCB but no assignment was consummated so that statement was incorrect. Effective January 1, 2012, U.S. AgBank, FCB merged with and into CoBank, FCB (not CoBank, ACB) so CoBank, ACB and CoBank, FCB are both parties to the Credit Agreement as of the date hereof.
Morgan Stanley Bank, N.A. assigned a portion of its commitments under the Agreement to AgFirst Farm Credit Bank and Morgan Stanley Senior Funding, Inc. assigned all of its commitments under the Agreement to AgFirst Farm Credit Bank. As a result, Morgan Stanley Senior Funding, Inc. is no longer party to the Agreement.
The Company has requested that the Agreement be amended as herein set forth and the Administrative Agent and the Lenders party hereto have agreed to so amend the Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.

Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.

Amendments
Section 2.1.    Amendments to Section 1.01 (Defined Terms). The following definitions set forth in Section 1.01 (Defined Terms) of the Agreement are each amended in their respective entireties to read as follows:

"Account" has the meaning assigned to such term in the Security Agreement and includes Receivables (as defined in the Intercreditor Agreement) for purposes of the following provisions of this Agreement: clause (f) of the definition of the term "Borrowing Base", clause (viii) of the definition of the term "Consolidated Funded Debt", clauses (b)(ii)(B) and (bb) of the definition of the term "Eligible Accounts", clause (b)(iii)(A)(2) of the definition of the term "Eligible Inventory", clause (a) of the definition of the term "Off-Balance Sheet Liability", the definition of the term "Receivables Entity", the last sentence of the definition of the term "Reserves", Section 6.02(s) (Liens; Qualified Receivable Transaction Liens), Section 6.04(c) (Investments, Loans, Advances, Guarantees and Acquisitions; Receivables Securitization), Section 6.05(i) (Asset Sales; Receivables Securitization), Section 6.08(a)(v) (Restricted Payments; Certain Payments of Indebtedness), Section 6.09(i) (Transactions with Affiliates), Section 9.02(d) (Waivers; Amendments; Release of Collateral), clause 1(f) of Schedule 1 to Exhibit B (Borrowing Base Certificate) and clause 3(h) of Attachment 3 to Exhibit C (Compliance Certificate).
"Intercreditor Agreement" means that certain Amended and Restated Intercreditor Agreement dated as of the Effective Date among the Administrative Agent on behalf of the Secured Parties, the trustee under the Senior Secured Notes Documents on behalf of the holders of the Senior Secured Notes, the lenders under the Rabobank Nederland Facility, Smithfield Receivables Funding LLC (a Receivable Entity) and Rabobank Nederland as the administrative agent for the lender under the Receivables Securitization as the same has been modified pursuant to that certain letter agreement dated August 31, 2012 and that certain First Amendment to Amended and Restated Intercreditor Agreement dated as of January 31, 2013.
"Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Company or any of its Subsidiaries pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Receivables Entity (in the case of a transfer by the Company or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Entity), or may grant a security interest in, any Accounts (whether now existing or arising in the future) of the Company or any of its Subsidiaries, any other Receivables (as defined in the Intercreditor Agreement) and any assets related thereto including, without limitation, all collateral securing such Accounts and other Receivables, all contracts and all guarantees or other obligations in respect of such Accounts and other Receivables, proceeds of such Accounts, other Receivables and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Accounts and other Receivables, including all Receivables Related Security (as defined in the Intercreditor Agreement).
"Receivables Originators" means Farmland Foods, Inc. a Delaware corporation, The Smithfield Packing Company, Incorporated, a Delaware corporation, Smithfield Global Products, Inc., a Delaware corporation, John Morrell & Co., a Delaware corporation, Armour-Eckrich Meats LLC, a Delaware limited liability company, Premium Pet Health, LLC, a Delaware limited liability company, Patrick Cudahy, LLC, a Delaware limited liability company, Smithfield of Canada, Ltd, a company incorporate in Canada and other Subsidiaries of the Company that sell accounts receivable and other Receivables (as defined in the Intercreditor Agreement) to the Receivables Entity pursuant to a Qualified Receivables Transaction.
"Receivables Securitization" means the sale of the Accounts and other Receivables (as defined in the Intercreditor Agreement) of the Receivables Originators to Smithfield Receivables Funding LLC (a Receivable Entity) in a Qualified Receivables Transaction that is financed pursuant to that certain Amended and Restated Credit and Security Agreement dated as of January 31, 2013

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 2

among Rabobank Nederland as the administrative agent, Smithfield Receivables Funding LLC, the Company, Nieuw Amsterdam Receivables Corporation, and the other lenders party thereto.
Section 2.2.    Amendment to Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions). Clause (o) (Investments in Restricted Subsidiaries) of Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions) of the Agreement is amended in its entirety to read as follows:
(o)    Investments in Subsidiaries. Investments by the Company and its Subsidiaries in their respective Restricted Subsidiaries, in each case not involving the transfer of Collateral and Investments in another Loan Party; and
Section 2.3.    Amendments to Section 6.10 (Restrictive Agreements).
(a)    Clause (ii) of the first proviso to Section 6.10 (Restrictive Agreements) of the Agreement is amended in its entirety to read as follows:
(ii) the foregoing shall not apply to restrictions and conditions of the type imposed by the Prior European Facility, restrictions and conditions existing on January 31, 2013 under the Receivables Securitization, or, with respect to any Person that becomes a Restricted Subsidiary after the date hereof, existing prior to such date, provided such restrictions were not imposed in contemplation of such Subsidiary becoming a Restricted Subsidiary (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition);
(b)    Clause (B) of the proviso to clause (iv) of the third proviso to Section 6.10 (Restrictive Agreements) of the Agreement is amended in its entirety to read as follows:
(B) to the extent such Indebtedness is unsecured, the restrictions and conditions contained in any such agreement or document that are governed by this Section 6.10 are (x) not less favorable to the Lenders than the restrictions and conditions imposed by the Covered Notes Documents or (y) no more restrictive than the restrictions and conditions imposed by this Agreement;
Section 2.4.    Approval of Amendment to Intercreditor Agreement. Each of the Lenders party hereto approves of the First Amendment to Amended and Restated Intercreditor Agreement attached hereto as Exhibit A (the "Intercreditor Amendment") and authorizes the Administrative Agent to sign the Intercreditor Amendment in its capacity as the Administrative Agent on behalf of the Secured Parties.
ARTICLE 3.

Conditions Precedent
Section 3.1.    Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction (or waiver in accordance with Section 9.02 (Waiver; Amendments) of the Agreement) of the following conditions precedent:
(a)    The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed and delivered on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page to this Amendment) that such party has signed and delivered a counterpart of this Amendment.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 3

(b)    The Administrative Agent shall have received true, correct and complete copies of the Receivables Securitization documents which are being executed concurrently herewith, which shall be in form and substance reasonably acceptable to the Administrative Agent and the Administrative Agent shall have confirmed to its sole satisfaction that the Receivables Securitization is a Qualified Receivables Transaction.
(c)    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment.
(d)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 4.

Ratifications, Representations and Warranties
Section 4.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded pursuant to Article 2 of this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Loan Party, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
Section 4.2.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) after giving effect to this Amendment, no Default exists; and (b) after giving effect to this Amendment, the representations and warranties set forth in the Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:
(a)    WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND
(b)    RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 4

ARTICLE 5.

Miscellaneous
Section 5.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
Section 5.2.    Reference to Agreement. Upon and after the effectiveness of Article 2 of this Amendment, each reference to the Agreement in each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 5.3.    Expenses of Lender. As provided in Section 9.03 of the Agreement, the Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.
Section 5.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.5.    Governing Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
Section 5.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender, each Loan Party, and their respective successors and permitted assigns, except no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section shall be void.
Section 5.7.    Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 5.8.    Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty hereunder by the Company or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 5

Section 5.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10.    Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
Section 5.11.    Required Lenders. Pursuant to Section 9.02 (Waiver; Amendments) of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having Credit Exposures and unused Commitments representing more than 50% of the Aggregate Credit Exposures and unused Commitments (such percentage applicable to a Lender, herein such Lender's "Required Lender Percentage"). For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 5.11 hereto.
Executed as of the date first written above.
COMPANY:

Smithfield Foods, Inc., a Virginia corporation

By:    /s/ Timothy P. Dykstra
Name:    Timothy P. Dykstra
Title:    Vice President and Treasurer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 6

SUBSIDIARY GUARANTORS:

Brown's Realty Partnership, a North Carolina general partnership
Carroll's Realty Partnership, a North Carolina general partnership
Smithfield-Carroll's Farms, a Virginia general partnership

By:	Murphy-Brown, LLC, as a general partner of each

By:    /s/ Timothy P. Dykstra
Name: Timothy P. Dykstra
Title: Vice President

Armour-Eckrich Meats LLC, a Delaware limited liability company
Farmland Foods, Inc., a Delaware corporation
John Morrell & Co., a Delaware corporation
Murphy-Brown LLC, a Delaware limited liability company
Murphy Farms of Texhoma, Inc., an Oklahoma corporation
Patrick Cudahy, LLC, a Delaware limited liability company
Premium Pet Health, LLC, a Delaware limited liability company
Premium Standard Farms, LLC, a Delaware limited liability company
Smithfield Global Products Inc., a Delaware corporation
The Smithfield Packing Company, Incorporated, a Delaware corporation
Smithfield Purchase Corporation, a North Carolina corporation
Smithfield Transportation Co., Inc., a Delaware corporation
Stefano Foods, Inc., a North Carolina corporation
SFRMH Liquidation, Inc. (f/k/a RMH Foods, Inc.), a Delaware corporation

By:    /s/ Timothy P. Dykstra
Name: Timothy P. Dykstra
Title: Vice President

Jonmor Investments, Inc., a Delaware corporation
Patcud Investments, Inc., a Delaware corporation
SFFC, INC., a Delaware corporation
SF Investments, Inc., a Delaware corporation

By:    /s/ Jeffrey A. Porter
Name:    Jeffrey A. Porter
Title:    President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 7

ADMINISTRATIVE AGENT AND LENDERS:

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW
YORK BRANCH, as Administrative Agent

By:    /s/ Jeff Geisbauer
Name: Jeff Geisbauer
Title: Executive Director

By:    /s/ Robert M. Mandula
Name: Robert M. Mandula
Title: Managing Director

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 8

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 9

BARCLAYS BANK PLC, as a Lender

By: /s/ Noam Azachi
Name: Noam Azachi
Title: Assistant Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 10

AGFIRST FARM CREDIT BANK, as a Lender

By: /s/ John W. Burnside, Jr.
Name: John W. Burnside, Jr.
Title: Vice President

Voting Participants:

Farm Credit Bank of Texas

By: /s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 11

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 12

BANK OF MONTREAL, as a Lender

By: /s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 13

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 14

COBANK, ACB, as a Lender

By: /s/ Hal Nelson
Name: Hal Nelson
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 15

SOCIETE GENERALE, as a Lender

By: /s/ Cliff Niebling
Name: Cliff Niebling
Title: Director

By: /s/ Lina A. Garcia
Name: Lina A. Garcia
Title: Director

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 16

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Harry J. Brown
Name: Harry J. Brown
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 17

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By: /s/ Donald Lindeman
Donald Lindeman, VP Capital Markets

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 18

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender

By: /s/ Carol L. Sobson
Name: Carol L. Sobson
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 19

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ David L. Catherall
Name: David L. Catherall
Title: Managing Director

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 20

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 21

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Lender

By: /s/ W. Heath Hoagland
Name: W. Heath Hoagland
Title: Credit Officer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 22

SOVEREIGN BANK,
as a Lender

By: /s/ Robert Lopeulchine
Name: Robert Lopeulchine
Title: Executive Director

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ING CAPITAL LLC,
as a Lender

By: /s/ Dan [illegible]
Name: Dan [illegible]
Title: MD

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 24

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:    /s/ Blake Wright
Name:    Blake Wright
Title:    Managing Director

By:    /s/ James Austin
Name:    James Austin
Title:    Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 25

COMPASS BANK,
as a Lender

By: /s/ Jason [illegible]
Name: Jason [illegible]
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 26

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Bruce Dean
Name: Bruce Dean
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 27

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: [illegible]
Name: Christopher Reo Day, [illegible]
Title: Vice President, Assistant Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 28

AMERICAN AGCREDIT, PCA (successor by merger to Farm Credit Services of the Mountain Plains, PCA), as a Lender

By: /s/ John [illegible]
Name: John [illegible]
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 29

1ST FARM CREDIT SERVICES, PCA,
as a Lender

By: /s/ Dale A. Richardson
Name: Dale A. Richardson
Title: Vice President, Capital Markets Group

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 30

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By: /s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: SVP/Managing Director

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 31

FARM CREDIT WEST, PCA,
as a Lender

By:/s/ Ben Madonna
Ben Madonna, Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 32

FCS FINANCIAL, PCA,
as a Lender

By: /s/ Sean Unterreiner
Name: Sean Unterreiner
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 33

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: /s/ Nita Jain
Name: Nita Jain
Title: Duly Authorized Signatory

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 34

COBANK, FCB (successor in interest by merger to U.S. AgBank, FCB), as a Lender

By: /s/ Hal Nelson
Name: Hal Nelson
Title: Vice President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 35

Schedule 5.11
to
Smithfield Foods, Inc.
First Amendment to Second Amended and Restated Credit Agreement

Required Lender Percentage

Lender	Required Lender Percentage Held	Lenders Agreeing to Consent Letter(insert % from prior column if Lender signs Consent Letter then total % in this column)
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch	8.0000000000%	8.0000000000%
Barclays Bank PLC	6.4864864900%
AgFirst Farm Credit Bank	11.8918918900%
Goldman Sachs Bank USA	4.8648648600%
Bank of Montreal	4.8648648600%
Morgan Stanley Bank, N.A.	3.2432432400%
CoBank, ACB	4.8648648600%
JPMorgan Chase Bank, N. A.	4.8648648600%
Societe Generale	4.3243243200%
U.S. Bank National Association	3.7837837800%
AgStar Financial Services, PCA	3.4594594600%
Northwest Farm Credit Services, PCA	3.4594594600%
Bank of America, N.A.	3.2432432400%
United FCS, PCA d/b/a FCS Commercial Finance Group	2.7027027000%
Farm Credit Services of Mid-America, PCA	2.7027027000%
Sovereign Bank	2.7027027000%
ING Capital LLC	2.3783783800%
Credit Agricole Corporate and Investment Bank	2.3783783800%
Compass Bank	2.3783783800%
Farm Credit Services of America, PCA	2.3783783800%
Credit Suisse AG, Cayman Islands Branch	2.1621621600%
American AgCredit, PC	2.1621621600%
1st Farm Credit Services, PCA	1.9459459500%
GreenStone Farm Credit Services, ACA/FLCA	1.9459459500%
Farm Credit West, PCA	1.9459459500%
CoBank, FCB (successor to U.S. AgBank FCB)	1.6216216200%
FCS Financial, PCA	1.6216216200%
General Electric Capital Corporation	1.6216216200%
TOTAL	100.00%

Schedule 5.11 to FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Solo Page

Schedule 5.11 to FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Solo Page

EXHIBIT A

FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Amendment"), dated as of January 31, 2013, among COÖPERATIEVE CENTRALE RAIFFEISEN–BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH (as assignee of JPMorgan Chase Bank, N.A.), as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement identified below, the "ABL Representative") for the ABL Secured Parties (as defined in such Intercreditor Agreement), SMITHFIELD RECEIVABLES FUNDING LLC (the "Receivables Buyer"), COÖPERATIEVE CENTRALE RAIFFEISEN–BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in such Intercreditor Agreement, the "Receivables Agent") under the Credit and Security Agreement (as defined in such Intercreditor Agreement) and each of the Loan Parties (as defined in such Intercreditor Agreement) party hereto.
RECITALS:

The ABL Representative, Receivables Buyer, Receivables Agent, the Loan Parties and U.S. Bank National Association, as collateral agent (in such capacity, the "Term Debt Representative") have entered into that certain Amended and Restated Intercreditor Agreement dated as of June 9, 2011 (as the same has been modified, the "Intercreditor Agreement").
Pursuant to a letter agreement dated August 31, 2012 from the Term Debt Representative, the Receivables Buyer and the Loan Parties to the ABL Representative and Receivables Agent, the ABL Representative and the Receivables Agent were notified that the Term Debt Liens had been released and that the Term Debt Obligations Payment Date shall have been deemed to have occurred. As a result, the parties agreed that the Term Debt Representative was no longer party to the Intercreditor Agreement and that the Intercreditor Agreement could be amended or otherwise modified without the consent of the Term Debt Representative or any other Term Debt Secured Party.
The ABL Representative, Receivables Buyer, Receivables Agent and the Loan Parties now desire to amend the Intercreditor Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.

Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Intercreditor Agreement, as amended hereby.

First Amendment to Amended and Restated Intercreditor Agreement, Page 1

ARTICLE 2.

Amendments
Section 2.1.    Amendment to Section 1.2 (Defined Terms). The following defined terms set forth in Section 1.2 (Defined Terms) of the Intercreditor Agreement are amended in their respective entireties to read as follows:
"Receivable" means (i) all indebtedness and other obligations owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) (including any indebtedness, obligation or interest constituting an Account, Chattel Paper, Instrument or General Intangible) arising in connection with the sale of goods or the rendering of services by such Originator and further includes, without limitation or in addition, the obligation of an account debtor to pay any finance charge, interest, late payment charges or similar charges with respect thereto and (ii) all rights of an Originator under a Receivables Contract to collect or receive amounts that become due and payable under such Receivables Contract upon the delivery and acceptance of In-Transit Collateral pursuant to such Receivables Contract; provided, however, that the term "Receivable" shall exclude any indebtedness or other obligations owed or that become payable to (i) an Originator by an affiliate of an Originator that is 100% owned, directly or indirectly, by an Originator or the Receivables Buyer or (ii) Farmland Foods, Inc. or The Smithfield Packing Company Incorporated by Smithfield of Canada, Ltd. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.
"Receivables Related Security" means, with respect to any Receivable:
(a)    all of the applicable Originator's interest in the Inventory and Goods (including returned or repossessed Inventory or Goods and any In-Transit Collateral), if any, the sale, financing or lease of which by such Originator gave, or in the case of In-Transit Collateral, will give, rise to such Receivable, and all insurance contracts with respect thereto,
(b)    all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Receivables Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,
(c)    all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Receivables Contract related to such Receivable or otherwise,
(d)    all service contracts and other contracts and agreements associated with such Receivable,
(e)    all Receivables Records related to such Receivable,

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(f)    all of the applicable Originator's right, title and interest in each Receivables Lock-Box and each Receivables Collection Account, and
(g)    all proceeds of any of the foregoing.
Section 2.2.    Addition to Section 1.2 (Defined Terms). The following definition is added to Section 1.2 (Defined Terms) of the Intercreditor Agreement and new definition shall read in its entirety as follows:
"In-Transit Collateral" means, as of any date of determination, any Inventory of an Originator that (a) is in the process of being transported by such Originator to an account debtor pursuant to a Receivables Contract that is then expected to be delivered within five (5) or fewer calendar days, (b) is covered by insurance in accordance with the applicable Originator's normal business practices, and (c) upon its receipt and acceptance by such account debtor, will give rise to an amount payable by such account debtor to such Originator under such Receivables Contract.
ARTICLE 3.

Miscellaneous
Section 3.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Intercreditor Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Intercreditor Agreement are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Intercreditor Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 3.2.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.
Section 3.3.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Amendment or any Collateral. Any assignment or other transfer made in violation of this Section shall be void.
Section 3.4.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
Section 3.5.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

First Amendment to Amended and Restated Intercreditor Agreement, Page 3

Section 3.6.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective when it shall have been executed by each party hereto.
Section 3.7.    Effect of Waiver. No consent or waiver, express or implied, by any party to or for any breach of or deviation from any covenant, condition or duty by any other party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 3.8.    Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
Executed as of the date first written above.
COÖPERATIEVE CENTRALE RAIFFEISEN–BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH (as assignee of JPMorgan Chase Bank, N.A.), as ABL Representative for and on behalf of the ABL Secured Parties

By:
Name:
Title:

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN–BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Receivables Representative

By:
Name:
Title:

By:
Name:
Title:

First Amendment to Amended and Restated Intercreditor Agreement, Page 4

SMITHFIELD RECEIVABLES FUNDING, LLC, as the Receivables Buyer

By: SFFC, Inc., its managing member

By:________________________________
Name:
Title:

Loan Parties:

Smithfield Foods, Inc., a Virginia corporation

By:
Name:
Title:

Brown's Realty Partnership, a North Carolina general partnership
Carroll's Realty Partnership, a North Carolina general partnership
Smithfield-Carroll's Farms, a Virginia general partnership

By:	Murphy-Brown, LLC, as a general partner of each

By:
Name:
Title:

Armour-Eckrich Meats LLC, a Delaware limited liability company
Farmland Foods, Inc., a Delaware corporation
John Morrell & Co., a Delaware corporation
Murphy-Brown LLC, a Delaware limited liability company
Murphy Farms of Texhoma, Inc., an Oklahoma corporation
Patrick Cudahy, LLC, a Delaware limited liability company
Premium Pet Health, LLC, a Delaware limited liability company
Premium Standard Farms, LLC, a Delaware limited liability company
Smithfield Global Products Inc., a Delaware corporation
The Smithfield Packing Company, Incorporated, a Delaware corporation
Smithfield Purchase Corporation, a North Carolina corporation
Smithfield Transportation Co., Inc., a Delaware corporation
Stefano Foods, Inc., a North Carolina corporation
SFRMH Liquidation, Inc. (f/k/a RMH Foods, Inc.), a Delaware corporation

By:
Name:
Title:

First Amendment to Amended and Restated Intercreditor Agreement, Page 5

Jonmor Investments, Inc., a Delaware corporation
Patcud Investments, Inc., a Delaware corporation
SFFC, INC., a Delaware corporation
SF Investments, Inc., a Delaware corporation

By:
Name:
Title:

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